UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2017

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 12, 2017, Service Corporation International (the “Company”) issued $550 million aggregate principal amount of its 4.625% Senior Notes due 2027 (the “Notes”), pursuant to the indenture dated as of February 1, 1993 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (the “Indenture”), as supplemented by the Fourteenth Supplemental Indenture dated as of December 12, 2017 between the Company, The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as original trustee and BOKF, NA, as series trustee (the “Supplemental Indenture”). The aggregate proceeds from the sale of the Notes, net of underwriters’ discounts and offering expenses, together with additional borrowings, will be used to redeem all of the Company’s outstanding 7.625% Senior Notes due 2018 and to refinance its existing credit facilities.

A copy if the Indenture, the Supplemental Indenture and the form of note representing the Notes are attached as Exhibit 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 8.01	Other Events

On December 12, 2017, the Company issued a press release announcing that it had completed the sale of $550 million aggregate principal amount of its 4.625% Senior Notes due 2027. In connection with the closing of the offering, the Company has issued a notice for the redemption of all $250 million aggregate principal amount of its 7.625% Senior Notes due 2018.

A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

In connection with the completion of the sale of the Notes, the Company is filing certain exhibits as part of this Form 8-K. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

4.1	Indenture dated as of February 1, 1993 between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form S-4 filed September 2, 2004 (File No. 333-118763))

4.2	Fourteenth Supplemental Indenture dated as of December 12, 2017 between Service Corporation International, The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as original trustee and BOKF, NA, as series trustee

4.3	Form of 4.625% Senior Notes due 2027 (included in Exhibit 4.2)

5.1	Opinion of Locke Lorde LLP

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of BOK, NA, as series trustee under the Fourteenth Supplemental Indenture dated as of December 12, 2017

99.1	Press Release dated December 12, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2017	Service Corporation International

	By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger
Senior Vice President Chief Financial Officer

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